UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 8, 2007 (June 7, 2007)
ALSERES PHARMACEUTICALS, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-6533	87-0277826

(State or Other Juris- diction of Incorporation	(Commission File Number)	(IRS Employer Identification No.)

85 Main Street, Hopkinton, Massachusetts	01748

(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (508) 497-2360
BOSTON LIFE SCIENCES, INC.

(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year
Item 9.01. Financial Statements and Exhibits.
SIGNATURE
EXHIBIT INDEX
Ex-3.1 Certificate of Amendment to Amended and Restated Certificate of Incorporation
Ex-99.1 Press Release dated June 8, 2007

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year
     Effective on June 7, 2007, Boston Life Sciences, Inc., a Delaware corporation, amended its Amended and Restated Certificate of Incorporation, as amended, to change its corporate name to Alseres Pharmaceuticals, Inc. (the “Company”). This amendment was approved on June 7, 2007 at the Company’s annual meeting of stockholders. The Company will begin trading under a new Nasdaq Capital Market symbol ‘ASLE’ on June 11, 2007.
     A copy of the Certificate of Amendment pursuant to which the name change was effectuated is attached hereto as Exhibit 3.1 and a copy of the press release dated June 8, 2007 announcing the name change is attached hereto as Exhibit 99.1.
Item 9.01. Financial Statements and Exhibits.
     (d) Exhibits
      See Exhibit Index attached hereto.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Alseres Pharmaceuticals, Inc.
Date: June 8, 2007	By:	/s/ Kenneth L. Rice, Jr.
Kenneth L. Rice, Jr.
Executive Vice President, Finance and Administration and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

3.1	Certificate of Amendment to Amended and Restated Certificate of Incorporation, as amended, filed with the Secretary of State of the State of Delaware on June 7, 2007

99.1	Press Release dated June 8, 2007